SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 30, 2004
                Date of Report (Date of earliest event reported)


                          DISCOVERY LABORATORIES, INC.
             (Exact name of Registrant as specified in its charter)


         DELAWARE                      000-26422                 94-3171943
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)


                           350 MAIN STREET, SUITE 307
                         DOYLESTOWN, PENNSYLVANIA 18901
                    (Address of principal executive offices)


                                 (215) 340-4699
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

         On June 30, 2004, Discovery Laboratories, Inc. (the "Registrant"), issued a press release to announce approval for trading of its common stock on the NASDAQ National Market under its current symbol DSCO. The Registrant's common stock previously traded on the NASDAQ SmallCap Market.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits:

            99.1  Press Release dated June 30, 2004.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    DISCOVERY LABORATORIES, INC.



                                    By:    /s/ Robert J. Capetola
                                         ---------------------------------------
                                    Name:  Robert J. Capetola, Ph.D.
                                    Title: President and Chief Executive Officer


Date: June 30, 2004


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